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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 23, 2005

                              AMSCAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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
          Delaware                      000-21827                 13-3911462
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

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
 80 Grasslands Road, Elmsford, New York                             10523
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code (914) 345-2020.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                INTRODUCTORY NOTE

On December 23, 2005, the Company completed its acquisition (the "Acquisition") of Party City Corporation ("Party City"), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated September 26, 2005 (as amended, the "Merger Agreement"), by and among the Company, Party City and BWP Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1. CREDIT FACILITY

On December 23, 2005, Amscan Holdings, Inc. (the "Company"), a wholly owned subsidiary of AAH Holdings Corporation ("AAH") entered into (i) a First Lien Credit Agreement (the "First Lien Credit Agreement") by and among the Company, AAH, the guarantors party thereto, the lenders party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner and Syndication Agent, Banc of America Securities LLC, as Joint Lead Arranger and Joint Bookrunner, Bank of America, N.A., as Documentation Agent and General Electric Capital Corporation, as Administrative Agent and Collateral Agent and (ii) a Second Lien Credit Agreement (the "Second Lien Credit Agreement") by and among the Company, AAH, the guarantors party thereto, the lenders party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent, Banc of America Securities LLC, as Joint Lead Arranger and Joint Bookrunner and Bank of America, N.A., as Documentation Agent.

A description of the material terms of the First Lien Credit Agreement and Second Lien Credit Agreement (together, the "Credit Agreements") follows. This description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the First Lien Credit Agreement, which is filed with this Current Report as Exhibit 1.01, and the Second Lien Credit Agreement, which is filed with this Current Report as Exhibit 1.02.

Capitalized terms used in this Item 1.01 without definition shall have the meanings specified in the First Lien Credit Agreement and the Second Lien Credit Agreement.

FIRST LIEN CREDIT AGREEMENT

FACILITIES

The First Lien Credit Agreement consists of (i) a term loan facility of $325,000,000 (A) to pay the cash portion of the purchase price to be paid in connection with the Merger, (B) to repay in full all Indebtedness outstanding under the Existing Credit Agreement and Target's Existing Credit Agreement, (C) to pay all other amounts payable as of the Closing Date pursuant to the Merger Agreement and (D) to pay Transaction Costs and (ii) a committed revolving credit facility in an aggregate principal amount of up to

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$85,000,000 for working capital, general corporate purposes and the issuance of letters of credit.

INTEREST RATES AND FEES

The First Lien Credit Agreement provide for two pricing options: (i) Loans on which interest is payable quarterly at a Base Rate equal to the higher of (x) the Federal Funds Rate plus 1/2 of 1% or (y) the rate of interest quoted in The Wall Street Journal, Money Rates Section as the Prime Rate plus an Applicable Rate initially equal to 2.00% and subject to adjustment downward based on improvements in the Leverage Ratio of the Company and (ii) Loans on which interest accrues for one, two, three, six or if, generally available, nine or twelve month interest periods at a rate of interest per annum equal to the reserve adjusted Eurodollar Rate, plus an Applicable Margin initially equal to 3.00% per annum. The applicable margin on the Revolving Loans is subject to downward adjustment based on improvements in the Leverage Ratio. The Term Loans were issued at a price of 99% of the principal amount thereof, thus effectively increasing the yield on the Term Notes.

In addition to paying interest on outstanding principal under the First Lien Credit Agreement, the Company is required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder. The initial commitment fee rate is 0.50% per annum. The Company must also pay customary letter of credit fees.

PREPAYMENTS

The First Lien Credit Agreement provides that the Loans may be prepaid and the revolving loan commitments may be permanently reduced; provided that if the Loans are repaid on or prior to the second anniversary of the Closing Date, the Company shall pay to the Lenders a prepayment premium of 2% in the first year following the Closing Date and 1% in the second year following the Closing Date. The Loans are subject to mandatory prepayment and, under certain circumstances, reduction in the commitments out of (i) Net Cash Proceeds arising from Asset Sales, (ii) Net Cash Proceeds arising from Equity Issuances, (iii) Net Cash Proceeds arising from Debt Issuances, (iv) Net Cash Proceeds arising from Insurance and Condemnation Proceeds and (v) commencing with the fiscal year ending December 31, 2006, 50% of the Excess Cash Flow of the Company.

AMORTIZATION

The Company is required to repay installments on the loans under the First Lien Credit Facility in quarterly principal amounts of 0.25% of their funded total principal amount for the first six years and nine months, with the remaining amount payable on the date that is seven years from the date of closing of the First Lien Credit Facility.

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GUARANTEE AND SECURITY

The obligations of the Company under the First Lien Credit Agreement are jointly and severally guaranteed by AAH and each wholly-owned domestic subsidiary of the Company. Each guarantor has secured its obligations under the guaranty by a first priority lien on substantially all of its assets.

CERTAIN COVENANTS AND EVENTS OF DEFAULT

The First Lien Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability to:

     -    incur additional indebtedness;

     - create, incur or suffer to exist liens on any of its property or assets;

     -    make investments or enter into joint venture arrangements;

     -    pay dividends and distributions or repurchase its capital stock;

     - engage in mergers, consolidations and sales of all or substantially all their assets;

     -    sell assets;

     -    make capital expenditures

     - enter into agreements restricting dividends and advances by their Subsidiaries;

     -    enter into any sale-leaseback transactions; and

     -    engage in certain transactions with affiliates.

In addition, the First Lien Credit Agreement requires the Company to maintain the following financial covenants:

     -    a maximum total leverage ratio; and

     -    a minimum interest coverage ratio.

The First Lien Credit Agreement also contains certain customary affirmative covenants and events of default.

SECOND LIEN CREDIT AGREEMENT

FACILITIES

The Second Lien Credit Agreement consists of (i) a term loan facility of $60,000,000 (A) to pay the cash portion of the purchase price to be paid in connection with the Merger, (B) to repay in full all Indebtedness outstanding under the Existing Credit Agreement and Target's Existing Credit Agreement, (C) to pay all other amounts payable as of the Closing Date pursuant to the Merger Agreement and (D) to pay Transaction Costs.

INTEREST RATES

The Second Lien Credit Agreement provides for two pricing options: (i) Loans on which interest is payable quarterly at a Base Rate equal to the higher of (x) the Federal Funds Rate plus 1/2 of 1% or (y) the rate of interest quoted in The Wall Street Journal, Money

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Rates Section as the Prime Rate plus an Applicable Rate equal to 4.00% and (ii)
Loans on which interest accrues for one, two, three, six or if, generally available, nine or twelve month interest periods at a rate of interest per annum equal to the reserve adjusted Eurodollar Rate, plus an Applicable Margin initially equal to 5.00% per annum. The Loans were issued at a price of 97.5% of the principal amount thereof, thus effectively increasing the yield on the Notes.

PREPAYMENTS

The Second Lien Credit Agreement provides that the Loans may in no event be prepaid prior to the second anniversary of the Closing Date. If the Loans are repaid after the second anniversary of the Closing Date but on or prior to the fifth anniversary of the Closing Date, the Company shall pay to the Lenders a prepayment premium of 3% in the third year following the Closing Date, 2% in the fourth year following the Closing Date and 1% in the fifth year following the Closing Date. The Loans are subject to mandatory prepayment and, under certain circumstances, reduction in the commitments out of (i) Net Cash Proceeds arising from Asset Sales, (ii) Net Cash Proceeds arising from Equity Issuances, (iii) Net Cash Proceeds arising from Debt Issuances, (iv) Net Cash Proceeds arising from Insurance and Condemnation Proceeds and (v) commencing with the fiscal year ending December 31, 2006, 50% of the Excess Cash Flow of the Company.

AMORTIZATION

The Second Lien Credit Facility is not subject to any mandatory sinking fund payments and is payable in full on the date that is seven years from the date of closing of the Second Lien Credit Facility.

GUARANTEE AND SECURITY

The obligations of the Company under the Second Lien Credit Agreement are jointly and severally guaranteed by AAH and each wholly-owned domestic subsidiary of the Company. Each guarantor has secured its obligations under the guaranty by a second priority lien on substantially all of its assets.

CERTAIN COVENANTS AND EVENTS OF DEFAULT

The Second Lien Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability to:

     -    incur additional indebtedness;

     - create, incur or suffer to exist liens on any of its property or assets;

     -    make investments or enter into joint venture arrangements;

     -    pay dividends and distributions or repurchase its capital stock;

     - engage in mergers, consolidations and sales of all or substantially all their assets;

     -    sell assets;

     - enter into agreements restricting dividends and advances by their Subsidiaries;

     -    enter into any sale-leaseback transactions; and

     -    engage in certain transactions with affiliates.

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In addition, the Second Lien Credit Agreement requires the Company to maintain the following financial covenants:

     -    a maximum total leverage ratio; and

     -    a minimum interest coverage ratio.

The Second Lien Credit Agreement also contains certain customary affirmative covenants and events of default.

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2005, the Credit and Guaranty Agreement dated as of April 30, 2004 among the Company, certain banks and other financial institutions, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, General Electric Capital Corporation as Administrative Agent and Collateral Agent and J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner and Co-Syndication Agent (the "Existing Credit Agreement") was terminated. The Existing Credit Agreement was a $205 million term and $50 million revolving senior secured credit facility.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 23, 2005, the Company, through its wholly owned subsidiary, BWP Acquisition, Inc., consummated its acquisition of Party City pursuant to the Merger Agreement in a transaction valued at approximately $364 million. Pursuant to the terms of the Merger Agreement, BWP Acquisition, Inc. merged with and into Party City, with Party City continuing as the surviving corporation. Each share of common stock of Party City outstanding at the time of the merger was cancelled and converted into the right to receive $17.50 in cash, without interest. All outstanding Party City stock options were redeemed at the spread between $17.50 and their exercise price.

The Acquisition was financed through equity investments in our parent, AAH, by funds affiliated with Berkshire Partners, LLC and Weston Presidio, and by management and certain other investors, together with borrowings under the First Lien Credit Agreement and Second Lien Credit Agreement described in Item 1.01.

The description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

On December 23, 2005, the Company's parent issued a press release announcing the Completion of the Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

On December 27, 2005, the Company's parent issued a correcting and replacing press release, updating contact information provided in its press release issued December 23, 2005, a copy of which is filed as Exhibit 99.2 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)(4) Financial Statements of Businesses Acquired.

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     The financial statements required by this section are not included with this Current Report and will be filed within 71 calendar days of the date this Current Report is required to be filed, as an amendment hereto.

(b)(2) Pro Forma Financial Information.

     The financial statements required by this section are not included with this Current Report and will be filed within 71 calendar days of the date this Current Report is required to be filed, as an amendment hereto.

(c)  Exhibits

1.01 First Lien Credit Agreement, dated as of December 23, 2005.

1.02 Second Lien Credit Agreement, dated as of December 23, 2005.

2.01 Merger Agreement, dated as of September 26, 2005 (incorporated by reference from the Company's Current Report on Form 8-K filed September 27, 2005).

99.1 Press Release, dated December 23, 2005, announcing the consummation of the merger with Party City Corporation.

99.2 Press Release, dated December 27, 2005, updating previously released contact information.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMSCAN HOLDINGS, INC.
                                        (Registrant)


                                        By: /s/ Michael Correale
                                            ------------------------------------
Date: December 30, 2005                 Name: Michael Correale
                                        Title: Chief Financial Officer